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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 14, 2005


                        PACIFICHEALTH LABORATORIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                    000-23495               22-3367588
 (State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)               File Number)       Identification Number)


100 MATAWAN ROAD, SUITE 420, MATAWAN, NJ                        07747-3913
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (732) 739-2900


                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS


         Mr. Gary Paxton has resigned as a director of PacificHealth Laboratories, Inc. Mr. Paxton was elected to the Board of Directors pursuant to Pacifichealth's Amended and Restated Investor Rights Agreement with Hormel Health Labs, LLC ("Hormel") as the holder of all of Pacifichealth's outstanding Series A Preferred Stock. That agreement provides the holders of the Series A Preferred Stock with the right to designate an individual to be nominated to the Company Board of Directors, provided that such designee would be considered an independent director. Mr. Paxton resigned form Pacifichealth's Board of Directors in connection with his retirement from employment with Hormel and its affiliates.

         On December 14, 2005, the Board of Directors accepted Mr. Paxton's resignation and elected. Gary Jamison to fill the vacancy. Mr. Jamison was nominated by Hormel pursuant to the Amended and Restated Investor Rights Agreement. Mr. Jamison is currently controller for the Specialty Foods Group of Hormel Foods Corporation ("HFC"), a publicly traded company. Mr. Jamison started with HFC in June of 1988 and has held various jobs within HFC in cost accounting, audit, marketing and management in addition to his current position. Mr. Jamison graduated from Concordia College in Moorhead, Minnesota with a B.A. in Accounting.

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PACIFICHEALTH LABORATORIES, INC.


Dated: January 6, 2006                      By:  /s/ Stephen P. Kuchen
                                                 ---------------------------
                                                 Stephen P. Kuchen
                                                 Chief Financial Officer


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